Exhibit 10.59

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

August 12, 2010

To

Ya Man Ltd.

Attention: Ms. Kim Kamano

Dear Ms. Kamano,

Re: Extension and Amendment of Distribution Agreement

This letter sets forth our understanding with respect to the extension and amendment of the Distribution Agreement between Radiancy Inc. and Ya-Man Ltd. Dated October 17, 2008 (the “Agreement”).

1.	The agreement is herby extended and will expire on December 31st, 2012.

2.	Exhibit A of the Agreement shall be extended to include the attached Exhibit A1.

3.	Exhibit D of the Agreement shall be deleted and replaced with the attached new Exhibit D.

Unless otherwise indicated herein, all other terms and conditions of the Agreement shall remain unchanged and with full force and effect.

Sincerely,
Radiancy Inc.

/s/ Dolev Rafaeli
Dr. Dolev Rafaeli
President & CEO

Agreed and accepted by:

Ya-Man Ltd.
Name:	/s/ Kim Kamano
Title:	President

Date: August 12, 2010

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A1

PRODUCT DEFINITION and TRANSFER PRICE LIST

Product Definition unit catalogue #:

[***] No!no! Smart Pink Japanese unit

[***] No!no! Smart Silver Japanese unit

The purchase price payable by Distributor to the Company for each Product unit purchased under the Agreement shall be US [***] ([***] U.S. Dollars and [***] cents).

Product Definition unit catalogue #:

[***] No!no! for Men Black Japanese unit

The purchase price payable by Distributor to the Company for each Product unit purchased under the Agreement shall be US [***] ([***] U.S. Dollars and [***]).

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D

Minimum Purchase Commitment

[***] Units

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION